UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

Mi1 Global TelCo., Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-53749	98-0632051
(Commission File Number)	(IRS Employer Identification Number)

36, Jalan Seriutara 3/3C, Kipark Avenue

Off Jalan Ipoh, 68100 Kuala Lumpur

Wilayah Persekutuan, Malaysia

(Address of principal executive offices and Zip Code)

+603 6241 2023 / +603 6242 1028

(Registrant’s telephone number, including area code)

DOMAIN EXTREMES INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2017, Domain Extremes Inc. (the “Company”) filed with the Nevada Secretary of State a certificate of amendment (the “Amendment”) to the Company’s Articles of Incorporation. The Amendment, previously approved by the Company’s board of directors on August 31, 2016 and stockholders on November 4, 2016, changed (a) the name of the Company from “Domain Extremes Inc.” to “Mi1 Global TelCo., Inc.” and (b) the authorized shares of common stock, par value $0.001, from 200,000,000 shares to 1,200,000,000 shares. The Amendment became effective upon its filing.

A copy of the Amendment is filed herewith as Exhibit 3.1 and is incorporated by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

The Company will also ask the Financial Industry Regulatory Authority for approval of a change in the trading symbol of the Company common stock from its current trading symbol of “DNME” to “MIGT.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment of the Company, as filed with the Nevada Secretary of State on May 1, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2017	Mi1 Global TelCo., Inc.

	By:	/s/ Lim Kock Chiang
Lim Kock Chiang Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment of the Company, as filed with the Nevada Secretary of State on May 1, 2017.